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                                                                Exhibit 10.z

                                 FIFTH AMENDMENT
                                     TO THE
               HUFFY CORPORATION SUPPLEMENTAL/EXCESS BENEFIT PLAN


WHEREAS, Huffy Corporation ("Employer") maintains the Huffy Corporation Supplemental/Excess Benefit Plan, ("Plan") effective January 1, 1988, and

WHEREAS, the Employer desires to amend the Plan;

NOW, THEREFORE, the Plan is amended as follows effective as of July 25, 1996:

1. Article III, Amount of Supplemental/Excess Benefit, is hereby revised by adding the following additional provision:

               Mr. Don R. Graber ("Graber"), an employee of the Employer and a Participant, shall have those benefits determined in accordance with this Plan, except as amended by Exhibit C, attached hereto and made a part hereof.

2. Defined capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan. Except as set forth herein and in the First Amendment, Second Amendment, Third Amendment and Fourth Amendment to the Plan, the Plan remains unamended and is affirmed.

IN WITNESS WHEREOF, the Sponsor has caused this instrument to be executed as of the 25th day of July, 1996.


                                       HUFFY CORPORATION


                                       By:  /S/ Nancy Michaud
                                            --------------------------------
                                            Nancy A. Michaud
                                            Vice President - General Counsel
                                            and Secretary